united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2017, Astoria Financial Corporation (the “Company”) issued and sold $200 million aggregate principal amount of its 3.500% Senior Notes due 2020 (the “Notes”). The Notes were sold pursuant to a Purchase Agreement, dated June 5, 2017 (the “Purchase Agreement”), between the Company and Sandler O’Neill & Partners, L.P., as representative of the several underwriters listed in Schedule I thereto. The Notes were offered and sold under the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-204555) filed with the Securities Exchange Commission on May 29, 2015, and the base prospectus contained therein, as supplemented by the prospectus supplement dated June 5, 2017. The Company estimates that the net proceeds of the Offering will be approximately $197,800,000, after deducting underwriting discounts, commission and estimated transaction expenses payable by the Company. The Company expects to use the net proceeds from the Offering to repay its 5.000% Senior Notes due June 19, 2017 and for general corporate purposes.

The terms of the Notes are governed by an Indenture, dated as of June 8, 2017 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 8, 2017, between the Company and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes will mature on June 8, 2020 and are redeemable at the option of the Company, in whole or in part, on or after the 30th day prior to the maturity date at 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to the redemption date. The Notes are unsecured obligations of the Company, ranking equally with other existing and future senior unsecured indebtedness of the Company and ranking senior in right of payment to any existing or future obligations of the Company that are by their terms expressly subordinated and junior in right of payment to the Notes. The Notes are obligations of the Company only and are not obligations of, and are not guaranteed by, any of the Company’s subsidiaries. There is no sinking fund for the Notes. The Notes are not be subject to repayment at the option of the holder at any time prior to maturity.

Each of the following constitutes an event of default under the Indenture with respect to the Notes: (1) default in the payment of any installment of interest on the Notes when due and payable, and such default continues for 30 days; (2) default in the payment of the principal of, or premium, if any, of the Notes when due and payable; (3) failure to perform any other covenant or agreement in the Indenture and such failure continues for 90 days after the Company receives notice of such failure; (4) the occurrence of certain bankruptcy, insolvency, reorganization or similar events with respect to the Company or a material subsidiary. If an event of default occurs, the principal of the Notes may be accelerated by the Trustee or the holders of the Notes pursuant to the Indenture, and such acceleration will occur automatically, without any action by the Trustee or the holders, if the event of default relates to bankruptcy, reorganization or similar events with respect to the Company.

The Indenture also contains covenants that limit: (i) our ability to sell or otherwise dispose of equity securities of a material subsidiary; (ii) our material subsidiary’s ability to issue certain equity securities; (iii) our material subsidiary’s ability to merge or consolidate, or lease, sell, assign or transfer all or substantially all of its properties and assets; and (iv) our and our material subsidiary’s ability to incur debt secured by the equity securities of a material subsidiary. These covenants are subject to a number of important exceptions, qualifications and limitations set forth in the Indenture.

The foregoing description of the Purchase Agreement, the Base Indenture and the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of each such document. For a complete description of the Purchase Agreement, please refer to the Purchase Agreement, attached as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference. For a complete description of the Base Indenture and the First Supplemental Indenture, please refer to the Base Indenture, attached as Exhibit 4.1, and to the First Supplemental Indenture, attached as Exhibit 4.2, to this Current Report on Form 8-K, and incorporated herein by reference. The Form of 3.500% Senior Notes due 2020 is attached as Exhibit 4.3 and incorporated herein by reference. Arnold & Porter Kaye Scholer LLP has opined on the validity of the Notes. The opinion and consent of Arnold & Porter Kaye Scholer LLP are included as Exhibit 5.1 to this Current Report on Form 8-K and are incorporated herein by reference.

A press release announcing the issuance and sale of the Notes is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Purchase Agreement, dated June 5, 2017, between the Company and Sandler O’Neill & Partners, L.P., as representative of the several underwriters listed in Schedule I thereto.

Exhibit 4.1	Indenture, dated as of June 8, 2017, between the Company and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of June 8, 2017, between the Company and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Form of 3.500% Senior Notes due 2020.

Exhibit 5.1	Opinion of Arnold & Porter Kaye Scholer LLP.

Exhibit 23.1	Consent of Arnold & Porter Kaye Scholer LLP (included in Exhibit 5.1 to this Current Report on Form 8-K).

Exhibit 99.1	Press Release dated June 8, 2017.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and Director of Investor Relations

Dated: June 8, 2017